UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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HUBSPOT, INC.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the  Shareholder Meeting to Be Held on June 5, 2019.  Meeting Information  HUBSPOT, INC.  Meeting Type: Annual Meeting  For holders as of: April 9, 2019  Date: June 5, 2019 Time: 9:00 AM, EDT  Location:  2 Canal Park, 1st Floor  Cambridge, MA 02141  You are receiving this communication because you hold shares in the company named above.   This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).   We encourage you to access and review all of the important information contained in the proxy materials before voting.  HUBSPOT, INC.  25 FIRST STREET  CAMBRIDGE, MA 02141  E68335-P20196  See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote    How to Access the Proxy Materials    Proxy Materials Available to VIEW or RECEIVE:    NOTICE AND PROXY STATEMENT ANNUAL REPORT    How to View Online:    Have the information that is printed in the box marked by the arrow (located on the   following page) and visit: www.proxyvote.com.    How to Request and Receive a PAPER or E-MAIL Copy:    If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for   requesting a copy. Please choose one of the following methods to make your request:          1) BY INTERNET: www.proxyvote.com     2) BY TELEPHONE: 1-800-579-1639     3) BY E-MAIL*: sendmaterial@proxyvote.com    * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked   by the arrow (located on the following page) in the subject line.    .    XXXX XXXX XXXX XXXX    .    XXXX XXXX XXXX XXXX    Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment   advisor. Please make the request as instructed above on or before May 22, 2019 to facilitate timely delivery.    How To Vote    E68336-P20196    Please Choose One of the Following Voting Methods    Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the   possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any   special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.     Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box  marked by the arrow (located on the following page) available and follow the instructions.         Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.    .    XXXX XXXX XXXX XXXX

Voting Items      The Board of Directors recommends you vote FOR   the following:      1. Elect three directors to serve as Class II directors    for a term of three years and until their    successors are duly elected and qualified, subject    to their earlier resignation or removal.       Nominees:        1a. Lorrie Norrington       1b. Avanish Sahai       1c. Dharmesh Shah      The Board of Directors recommends you vote FOR the following proposals:      2. Ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for 2019; and      3. Non-binding advisory vote to approve the compensation of our Named Executive Officers.      NOTE: To transact such other business as may properly come before the meeting and at any adjournments or postponements thereof.      E68337-P20196

E68338-P20196